UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2006

CHINA MINERAL ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50833	20-0938259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 EAST 85TH STREET, SUITE 16, NEW YORK, NEW YORK	10028
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 240-8377

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On October 18, 2006, the registrant announced that its Board of Directors has set November 27, 2006, as the date for the registrant’s special meeting of stockholders to consider and approve the dissolution and liquidation of the registrant. The Board has also set a record date of October 23, 2006 for the meeting. Holders of record of the registrant’s common stock at the record date will be entitled to vote their shares at the meeting.

The meeting will be held at the time and place identified in the formal notice of meeting, which, together with a proxy statement and form of proxy, will be sent to stockholders in the near future. Stockholders are urged to read those materials carefully.

A copy of the registrant’s press release concerning the foregoing is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:

99.1 Press release dated October 18, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2006	CHINA MINERAL ACQUISITION CORPORATION
By: /s/ Daniel Kunz Name: Daniel Kunz Title: Chairman of the Board

EXHIBIT INDEX

Exhibit No.  Description

99.1   Press release, dated October 18, 2006.